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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): January 25, 1999



                          AMERICAN BANKNOTE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

       1-3410                                          13-0460520
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 (Commission File Number)               (I.R.S. Employer Identification No.)

  410 PARK AVENUE, NEW YORK, N.Y.                     10022-4407
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 (Address of Principal Executive Office)               (Zip Code)

                               (212) 593-5700
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            (Registrant's Telephone Number, Including Area Code)


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       (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events

     The information set forth in the press release issued by American Banknote Corporation, attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

     (c)  Exhibits
          99.1 Press release of American Banknote Corporation dated January 25, 1999.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN BANKNOTE CORPORATION



                                            By: //Patrick D. Reddy
                                                -----------------------------
                                                Patrick D. Reddy,
                                                Vice President and
                                                 Assistant Secretary



Date: January 25, 1999


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                                  EXHIBIT INDEX


Item No.

99.1 Press release of American Banknote Corporation dated January 25, 1999.





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